TWENTIETH CENTURY TOWER II

                                 LEASE AGREEMENT


                         TWENTIETH CENTURY REALTY, INC.,
                             a Missouri Corporation

                                   "Landlord"


                                       and


                             AVAX TECHNOLOGIES, [NC
                             a Delaware Corporation

                                    "Tenant"

                                TABLE OF CONTENTS

I.       PREMISES                                                    Page
         1.1 Lease Premises                                            1

II.       LEASE TERM
         2.1 Initial Lease Term                                        2
         2.2 Relocation                                                2

III.     USE
         3.1 Use of Premises                                           3
         3.2 Compliance with Laws                                      3
         3.3 Peaceful Enjoyment                                        3
         3.4 Entry by Landlord                                         3
         3.5 Warranty of Clear Title and Possession                    3
         3.6 Miscellaneous Restrictions                                3

IV        CONSTRUCTION AND IMPROVEMENTS
          4.1 Improvements                                             4
         4.2 Cost of Improvements                                      4
         4.3 Delay in Completion                                       4
         4.4 Ownership of Improvements                                 4

V.       RENTAL
         5.1 Base Rental                                               5
         5.2 Additional Rent Adjustments                               5
         5.3 Interest on Past Due Rent                                 7

V.       LANDLORD'S OBLIGATIONS
         6.1 Services to be Furnished by Landlord                      7
         6.2 Obligation to Repair Maintain                             8

VII.     OBLIGATIONS OF TENANT
         7.1 Care of the Premises by Tenant                            9
         7.2 Repairs and Alterations by Tenant                         9
         7.3 Use of Electrical Services by Tenant                      9
         7.4 Building Rules                                           10

VIII.    DAMAGE OR DESTRUCTION
         8.1 Damages Covered by Insurance                             10
         8.2 Damages Not Covered by Insurance                         11
         8.3 Abatement or Reduction in Rent                           12


                                      (i)

IX.      CONDEMNATION
         9.1 Total Taking                                             12
         9.2 Partial Taking                                           13
         9.3 Condemnation Award                                       13
         9.4 Temporary Taking                                         13

X.       DEFAULT, TERMINATION AND REMEDIES
         10.1 Events of Default of Tenant                             13
         10.2 Remedies of Landlord                                    14
         10.3 Events of Default of Landlord                           16
         10.4 Personal Liability of Landlord                          16
         10.5 Surrender at End of Term                                16

XI.      INSURANCE
         11.1 Property Insurance                                      16
         11.2 Liability Insurance                                     17
         11.3 Waiver of Subrogation Rights                            17

XII.     PROPERTY TAXES
         12.1 Real Property                                           17
         12.2 Personal Property                                       17

XIII.    MECHANIC'S AND LANDLORD'S LIENS/
         SECURITY DEPOSIT
         13.1 Mechanic's Lien                                         18
         13.2 Landlord's Lien                                         18
         13.3 Security Deposit                                        19

XIV.     INDEMNIFICATION AND NONLIABILITY
         14.1 Indemnification                                         19
         14.2 Nonliability of Landlord                                20

XV.      SUBORDINATION; ATTORNMENT                                    20

XVI.     ESTOPPEL CERTIFICATE                                         20

XVII.    ASSIGNMENT AND SUBLETTING;
         SALE OF PREMISES
         17.1 Assignment and Subletting                               21
         17.2 Sale of Premises by Landlord                            22

XVIII.   HOLDING OVER                                                 22

XIX.     FORCE MAJEURE                                                22


                                      (ii)

XX.      PARKING

XXI.     GENERAL PROVISIONS
         21.1 Notices                                                 23
         21.2 Survival of Tenant's Obligations                        23
         21.3 Covenants Running with the Land                         24
         21.4 Waivers                                                 24
         21.5 Modifications                                           24
         21.6 Legal Expenses                                          24
         21.7 Broker's Commission                                     24
         21.8 Authority to Execute                                    24
         21.9 Captions                                                25
         21.10 Cumulative Remedies                                    25
         21.11 Time of Performance                                    25
         21.12 Severability                                           25
         21.13 Entire Agreement                                       25
         21.14 Successors in Interest                                 25
         21.15 Recording                                              25
         21.16 Effect of Delivery of Lease                            25
         21.17 Choice of Law                                          25

EXHIBIT SUMMARY

Exhibit A Description of Real Property
Exhibit B Description of Premises
Exhibit C General Description of Improvements
Exhibit C-l Plans and Specifications of Improvements
Exhibit D Rules and Regulations
Exhibit E Parking Space Rental Agreement




                                     (iii)

                                 LEASE AGREEMENT

                           TWENTIETH CENTURY TOWER II

          This LEASE AGREEMENT ("Lease"), is made and entered into on this 23rd day of August, 1996, by and between Twentieth Century Realty, Inc. a Missouri corporation ("Landlord") and AVAX Technologies, Inc., a Delaware corporation ("Tenant").

                                    RECITALS

          WHEREAS, Landlord is the owner of that certain real property located at 4520 Main, in the City of Kansas City, County of Jackson, State of Missouri, as more particularly described on Exhibit "A" attached hereto and incorporated herein by reference ("Real Property"), and which has been improved with a commercial building known as Twentieth Century Tower II ("Tower II"); and

         WHEREAS, Tenant desires to rent a portion of Tower II

          NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, Landlord and Tenant hereby enter into this Lease and agree as follows:

                                    ARTICLE I

                                    PREMISES

                  Lease Premises. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, that portion of Tower II consisting of approximately 2,809 square feet of Net Rentable Area as delineated on the floor plan attached hereto as Exhibit "B" and incorporated herein by reference ("Premises"). "Net Rentable Area" in or within the Premises shall mean the gross area within the inside surface of the outer glass or other material comprising the exterior walls of the Premises, to the midpoint of any walls separating portions of the Premises Tom those of adjacent tenants, and to the Common Area or Service Area (defined below) side of walls separating the Premises Tom Common Areas and Service Areas, subject to the following:

          (a) Net Rentable Area shall not include any Service Areas (but shall include any such areas for the exclusive use of Tenant). "Service Areas" shall mean those areas within the outside walls of Tower II used for elevator mechanical rooms, building stairs, fire towers, elevator shafts, flues, vents, stacks, pipe shafts and vertical ducts.

          (b) Net Rentable Area shall include a pro rata portion of the Common Areas on the floor of Tower II on which the Premises are located, a pro rata portion of the Common Areas located in Tower II other than on the floor of Tower II on which the Premises are located and a pro rata portion of the Common Areas in the two story link building between Tower I and Tower II. Such prorations shall be based upon an allocation of Common Areas to each floor of Tower II in the ratio the

Net Rentable Area of each floor is to the total Net Rentable Area in Tower II (exclusive of Common Areas), and by allocating a portion of the Common Areas on the floor on which the Premises are located in the ratio the Net Rentable Area within the Premises is to the total Net Rentable Area on such floor (exclusive of Common Areas). "Common Areas" shall mean those areas devoted to lobbies, entryways, corridors, elevator foyers, restrooms, mechanical rooms, janitorial closets, electrical and telephone closets, vending areas and other similar facilities provided for the common use or benefit of tenants generally and/or the public. The Common Areas in Tower II in which the Premises are located shall be adjusted as determined by Landlord Tom time to time to conform such allocation to changes in the configuration of rented spaces and Common Areas in Tower II; provided, however, that no adjustment in the Common Areas shall increase the Net Rentable Area of the Premises above 2,900 square feet.

          (c) Net Rentable Area shall include any columns and or projection(s) which protrude into the Premises and or the Common Areas.

          (d) Landlord may, upon completion of the tenant finish improvements pursuant to Section 4.1, cause precise measurements of the Premises and Tower II to be made, and the Net Rentable Area in the Premises and Tower II, as well as the Base Rental (hereinafter defined) shall be adjusted upward or downward accordingly, effective as of the Commencement Date (as defined below); provided, however, that in no event shall such measurements result in an increase in Net Rentable Area above 2,900 square feet with a corresponding increase in Base Rental. subleases

                                   ARTICLE II

                                   LEASE TERM

          2.1 Initial Lease Term. This Lease shall commence on the earlier of
(i) November 1, 1996, or (ii) subject to Section 4.3, the earlier to occur of actual occupancy by Tenant or substantial completion of the Improvements ("Commencement Date"), and shall end on the third succeeding anniversary of the Commencement Date, unless sooner terminated as provided herein ("Initial Lease Term").

          2.2 Relocation. Landlord shall be entitled to cause Tenant to relocate from the Premises to a comparable space which shall be defined, at a minimum, as space of comparable size (Net Rentable Area with the limitations on adjustments to Net Rentable Area as set forth in Section I. I(b) and Section I. I (d)) with comparable Improvements at the same rate of Base Rental and the same terms for payment of Additional Rent ("Relocation Space") within Tower II at any time Offer reasonable written notice of Landlord's election, not to exceed ninety
(90) days but in no event less than fifteen (15) business days, is given to Tenant. Any such relocation shall be entirely at the expense of Landlord or the third party tenant replacing Tenant in the Premises. Such a relocation shall not terminate or otherwise affect or modify this Lease except that from and after the date of such relocation, "Premises" shall refer to the Relocation Space into which Tenant has been moved, rather than the original Premises as herein defined. Following the expiration of the Initial Lease Term, and provided Tenant is not in default under the Lease, Landlord shall use reasonable efforts to either allow Tenant to remain in the Premises upon such terms and conditions as may be mutually agreed upon, or to relocate Tenant to other space in Tower II upon terms and conditions mutually agreeable to Landlord and Tenant.

                                   ARTICLE III

                                       USE

          3.1 Use of Premises. The Premises shall be used for office purposes and for no other purpose. Such office use shall not include any use that would cause the Premises to be deemed a "place of public accommodation" under the Americans with Disabilities Act of 1990. Tenant agrees not to use or permit the use of the Premises for any purpose which is illegal, or which, in Landlord's opinion, creates a nuisance or would increase the cost of insurance coverage with respect to Tower II.

          3.2 Compliance with Laws. Tenant covenants that Tenant will comply at no cost or expense to Landlord, with all directions, laws, ordinances, orders, rules, regulations and requirements of all federal, state, county or municipal governments and appropriate departments, commissions, boards and officers thereof which are applicable or which may become applicable to the Premises and the Tenant's particular use therefor after the Commencement Date including, but not limited to, the Americans with Disabilities Act of 1990.

          3.3 Peaceful Enjoyment. Tenant shall, and may peacefully have, hold, and enjoy the Premises, subject to the other terms hereof, provided that Tenant pays the rent and other sums herein recited to be paid by Tenant and performs all of Tenant's covenants and agreements herein contained. This covenant and any and all other covenants of Landlord shall be binding upon Landlord and its successors only with respect to breaches occurring during its or their respective periods of ownership of the Landlord's interest herein.

          3.4 Entry by Landlord. Tenant agrees to permit Landlord or its agents or representatives upon twenty-four (24) hours prior written notice to enter into and upon any part of the Premises at all reasonable hours (and in emergencies at all times) to inspect, repair and/or clean the same, to show the Premises to prospective purchasers, mortgagees, tenants, or insurers, or make alterations or additions thereto, and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof.

          3.5 Warranty of Clear Title and Possession. Landlord warrants that, as of the date hereof, it is the owner in fee simple of the Premises and that it has the right to enter into this Lease and to perform the obligations of Landlord set forth herein. Nothing herein shall be construed as prohibiting Landlord from further encumbering Landlord's reversionary interest by a deed of trust and or mortgage, or from assigning the rents and profits hereunder.

          3.6 Miscellaneous Restrictions. Tenant agrees in using the Premises not to commit any waste or suffer any waste to be committed upon the Premises, nor to do or permit anything to be done on or about the Premises which will in any way allow the Premises to be used for any unlawful purpose, nor to use or permit to be used the Premises in any manner so as to create a hazard of fire or other casualty, nor to cause, maintain or permit any nuisance in, on or about the Premises.

                                   ARTICLE IV

                          CONSTRUCTION AND IMPROVEMENTS

          4.1 Improvements. Landlord agrees to provide the improvements pursuant to the plans and specifications attached (or to be attached) hereto as Exhibits "C" and "C-l" and incorporated herein by reference ("Improvements") at Tenant's expense. In the event the plans and specifications are not attached to this Lease as of the date of execution hereof, this Lease shall terminate at Landlord's option, on the day next following the 14th day Tom the date hereof unless Landlord and Tenant initial and attach the plans and specifications to this Lease on or before such date. "Building Grade" and/or "Building Standard" shall mean the type, brand, and/or quality of the materials Landlord designates from time to time to be the minimum quality to be used in Tower II or the exclusive type, grade or quality of material to be used in Tower II. Landlord shall provide Tenant a tenant finish allowance for the Improvements of Twenty Three and No/100 Dollars ($23.00) per square foot of Net Rentable Area as a credit against the total cost of the Improvements as expended by Tenant.

          4.2 Cost of Improvements. Except to the extent otherwise agreed pursuant to Section 4.1 (and described elsewhere herein or on an addendum to the plans and specifications), Tenant shall pay the cost of all Tenant Improvements and any ad valorem taxes and increased insurance thereto.

          4.3 Delay in Completion. (a) If by the date specified in Section 2.1 the Improvements have not been substantially completed pursuant to the plans described on Exhibits "C" and "C-l", and a certificate of occupancy issued by the City of Kansas City, Missouri, due to omission, delay or default by Tenant or anyone acting under or for Tenant, Landlord shall have no liability, and the obligations of this Lease (including without limitation, the obligation to pay rent) shall nonetheless commence as of the date specified in Section 21(i).

          (b) If the Improvements are not substantially completed pursuant to the specifications contained in Exhibits "C" and "C-l", and a certificate of occupancy issued by the City of Kansas City, Missouri, due to any reason other than an omission, delay or default by Tenant or someone acting under or for Tenant, then, as Tenant's sole remedy for the delay in Tenant's occupancy of the Premises, Commencement Date shall be delayed as set forth in Section 2.1 and the rent herein provided shall not commence until the earlier to occur of actual occupancy by Tenant or substantial completion of the Improvements.

          4.4 Ownership of Improvements. Unless Landlord requires their removal pursuant hereto or unless Tenant notifies Landlord in writing and obtains Landlord's consent prior to making any such alterations of its intent to remove same upon termination of this Lease, all alterations, repairs, additions, utility installations, fixtures (except for movable equipment or furniture owned by Tenant) and improvements of any nature to the Premises shall, at the expiration or earlier termination of this Lease, become the sole property of Landlord and remain upon and be surrendered with the Premises. Landlord shall not, in any way, be responsible for reimbursement to Tenant for any of Tenant's alterations, repairs, additions, improvements, utility installations, fixtures and/or decorations.

                                    ARTICLE V

                                     RENTAL

         5.1 Base Rental. Subject to the adjustments to Net Rentable Area set forth in Section l.l (b) and Section l. l (d) and the limitations to such adjustments set forth therein, Tenant agrees to pay to Landlord during the Initial Lease Term, without prior demand therefore and without any offset or deduction whatsoever, the monthly rent set forth below, as adjusted under
Section 5.2 hereof ("Base Rental"):

                Rent per
Monthly Rent    Square Foot    Time Period
------------    -----------    -----------

   0            0              Commencement Date through Month 3
$5,383.91       $23            Month 4 through Month 36

          The monthly Base Rental for each month, or portion thereof during the Initial Lease Term, together with any estimated adjustments pursuant to Section
5.2 hereof, shall be due and payable in advance on the first day of each calendar month during the Initial Lease Term and any extensions or renewals thereof, and Tenant hereby agrees to pay such Base Rental and any adjustments thereto to Landlord at Landlord's address provided herein (or such other address as may be designated by Landlord in writing from time to time). The Base Rental for the first month of the Lease Term for which Base Rental is due has been deposited with Landlord by Tenant contemporaneously with the execution hereof If the term of this Lease commences on a day other than the first day of the month or terminates on a day other than the last day of the month, then the installments of Base Rental and any adjustments thereto for such month or months shall be prorated, based on the number of days in such month, and Landlord shall return any overpayment made by Tenant.

          5.2 Additional Rent Adjustments. The Base Rental payable hereunder shall be adjusted upward from time to time in accordance with the following provisions:

          (a) Tower II contains 240,914 square feet of Net Rentable Area in aggregate. Tenant's Base Rental is based, in part, upon the estimate that annual Operating Costs (hereinafter defined) will be equal to $5.00/square foot of Net Rentable Area in Tower II. Tenant shall, during the term of this Lease, pay as an adjustment to Base Rental hereunder an amount (per each square foot of Net Rentable Area within the Premises, including those portions of Common Areas allocated to the Premises from time to time) equal to the excess of actual Operating Costs per square foot in Tower II over the amount of $5.00/square foot ("Additional Rent"). Landlord may collect any Additional Rent in arrears on a yearly basis. Landlord shall also have the option to make a good faith estimate of the Additional Rent for each upcoming calendar year based on the actual Operating Costs for the preceding calendar year, and may require the monthly payment of Base Rental adjusted in accordance with such estimate of Additional Rent. Any amounts paid based on such an estimate shall be subject to adjustment pursuant to Subsection 5.2(b) when actual Operating Costs are available for each calendar year.

          (b) If the actual Operating Costs in the previous calendar year are more than the amount paid by Tenant through the course of the year, Tenant agrees to pay the difference within ten (10) days of such determination. If the actual Operating Costs in the previous calendar year are less than the amount paid by Tenant and Tenant has overpaid Landlord, the amount of such overpayment shall be credited to Tenant's continuing payments of Additional Rent until exhausted, except that for the final year of the

Initial Lease Term, or any extension thereof, any overpayment will be rebated to Tenant, provided Tenant shall not be in default under the Lease.

          For the purpose of determining the Additional Rent under this Lease, the term "Operating Costs" shall mean all direct and indirect costs and expenses in each calendar year of operating, maintaining, repairing, managing and owning Tower II, the first floor of the link building between Twentieth Century Tower I and Tower II and the Exterior Common Areas. "Exterior Common Areas" shall mean those areas of the Real Proper SEW are not located within Tower II and which are provided and maintained for the common use and benefit of Landlord and tenants of Tower II generally and the employees, invitees and licensees of Landlord and such tenants including, without limitation, all parking areas, enclosed or otherwise and all streets, sidewalks and landscaped areas located within the Real Property. Operating Costs shall not include the cost of any capital improvements, depreciation, interest, and principal payments on mortgage and other non-operating debts of Landlord. Operating Costs shall, however, include the amortization of capital improvements which are primarily for the purpose of reducing Operating Costs, or which are required by governmental authorities. The Operating Costs shall include, but are not limited to, the following:

         1. The wages and salaries (including insurance benefits, vacation and sick leave) of all employees directly engaged in the operation and maintenance of the Premises, including employers' social security taxes and any other taxes which may be levied on such wages and salaries.

         2. The cost of all property management fees and maintenance and service agreements covering the Premises, including, but not limited to, equipment maintenance.

         3. Insurance premiums for fire, extended coverage and general liability coverage and for such other coverage with respect to the Premises that Landlord reasonably deems desirable, and legal and accounting expenses directly related to the Premises.

         4. The cost of repairs and general maintenance of the Premises including, but not limited to, those services enumerated in Sections
         6.1 and 6.2 (exclusive of expenses to accommodate other tenant(s)), and all other reasonable costs and expenses incurred by Landlord in performing its obligations hereunder. 5. All taxes and assessments (excluding penalties not due to the fault of Tenant), and governmental charges whether federal, state, county or municipal, which are levied on or charged against the Real Property, personal property, or rents, or on the right or privilege of leasing real estate or collecting rents thereon, and any other taxes and assessments attributable to the Premises, excluding, however, federal and state income taxes.

          The taxes and assessments allocable to the Operating Costs which are to be paid by Tenant shall be the sum of the following:

          (i) the product obtained by multiplying the taxes assessed against the Real Property by a fraction, the numerator of which is the total number of square feet of floor area within the Premises, and the denominator of which is the total number of square feet of floor area contained within all of the improvements on the Real Property; plus

          (ii) the product obtained by multiplying the taxes and assessments assessed against the improvements on the Real Property by a fraction, the numerator of which is the total number of square feet of floor area contained within the Premises, and the denominator of which is the total number of square feet of floor area contained within all of the improvements on the Real Property.

          (c) Tenant shall have the right, upon ten (10) days' written notice to Landlord, to audit the books and records of Landlord relating to Operating Costs during the year preceding the audit. Such audit shall be performed at the sole expense of Tenant, within twenty-four (24) months after the end of the calendar year for which such records are being questioned, no more than one time per year and at the location where such books and records are normally kept by Landlord. In the event such an audit demonstrates Additional Rent collected for such preceding year to be higher or lower than the amount of Additional Rent actually due pursuant to Subsection 5.2(a) above, then Landlord shall refund any overpayment or Tenant shall remit any underpayment within ten (10) days of such determination.

          5.3 Interest on Past Due Rent. If Tenant shall fail to pay within ten
(10) days after the same is due and payable any Base Rental or any Additional Rent, Tenant shall, upon demand, pay Landlord interest on the past due amount from the due date thereof to the date of payment at a rate equal to the lesser of (i) two percent (2%) in excess of the prime rate Tom to time announced by Boatmen's First National Bank of Kansas City, or (ii) the highest lawful rate that may be charged to Tenant under the laws of the State of Missouri.

                                   ARTICLE VI

                             LANDLORD'S OBLIGATIONS

          6.1 Services to be furnished by Landlord. Landlord agrees to furnish (with the cost thereof being included in Operating Costs) Tenant the following services:

          (a) Hot and cold water at those points of supply provided for general use of other tenants in Tower II, central heat and air conditioning in season, at such temperatures and in such amounts as are considered by Landlord to be standard or as required by governmental authority; provided, however, heating and air conditioning service at times other than during "Normal Business Hours" for Tower II (which are 7:30 a.m. to 6:00 p.m. on Mondays through Fridays and 8:00 a.m. to 1:00 p.m. on Saturdays, exclusive of normal business holidays), shall be furnished to Tenant by Landlord with Tenant bearing the entire actual cost of additional service allocable to the Premises as such costs are determined by Landlord from time to time (but in no event shall such cost exceed either Landlord's actual cost of furnishing such additional service or Landlord's charge for similar additional services to any other user of space in Tower II);

          (b) Routine maintenance and electric lighting service for all Exterior Common Areas, Common Areas and Service Areas in the manner and to the extent deemed by Landlord to be standard;

          (c) Janitor service, Mondays through Fridays, exclusive of normal business holidays; provided, however, that janitorial services shall not include the cleaning of plates, cups, glasses, mugs, silverware and like items, and if Tenant's floor covering or other improvements require special treatment, Tenant shall pay the additional cleaning cost attributable thereto as additional rent upon presentation of a statement therefor by Landlord. Tenant shall cooperate with Landlord's employees in the furnishing by Landlord of janitorial services at such times (including Normal Business Hours) as Landlord elects to have the necessary work performed; provided, however, that janitorial services performed by Landlord during Normal Business Hours shall be performed in such a manner as to not unreasonably interfere with Tenant's use of the Premises;

          (d) Subject to the provisions of Section 7.3, facilities to provide all electrical current required by Tenant in its use and occupancy of the Premises;

          (e) All Building Standard fluorescent bulb replacement in the Premises and fluorescent and incandescent bulb replacement in the Common Areas and Service Areas.

          (f) Security in the form of (i) limited access to Tower II during other than Normal Business Hours through the use of master entry cards, and (ii) a security guard stationed within Tower II during all hours other than Normal Business Hours shall be provided by Landlord (with the cost thereof being included in the Operating Costs). Landlord agrees to provide Tenant with master entry cards which shall be surrendered upon the expiration or earlier termination of this Lease. Any lost cards shall be cancelled and Tenant shall pay Landlord the sum of Fifteen and no/100 Dollars ($15.00) for each additional replacement card(s). Landlord shall have no liability to Tenant, its employees, agents, invitees or licensees for losses due to theft or burglary, or for damages done by unauthorized persons on the Premises and neither shall Landlord be required to insure against any such losses. Tenant shall fully cooperate in Landlord's efforts to maintain security in Tower II and shall follow all regulations promulgated by Landlord with respect thereto; and

          (g) Maintenance services including, but not limited to, lawn care, landscaping, parking lot cleaning and striping and exterior water.

          The failure by Landlord to any extent to furnish or the interruption or termination of these defined services in whole or in part, resulting Tom causes beyond the reasonable control of Landlord, shall not render Landlord liable in any respect nor be construed as an eviction of Tenant, nor work an abatement of rent, nor relieve Tenant from the obligation to fulfill any covenant or agreement hereof Should any of the equipment or machinery used in the provision of such services for any cause cease to function properly, Tenant shall have no claim for offset or abatement of rent or damages on account of an interruption in service occasioned thereby or resulting therefrom.

          6.2 Obligation to Repair Maintain. Except for damage caused by any negligent or intentional act or omission of Tenant, Tenant's agents, employees, or invitees, Landlord (at Landlord's expense) shall keep in reasonably good order, condition and repair (including replacement if necessary) the foundations, beams and columns, bearing and structural portions of exterior walls and window walls (including glass breakage), Common Area and Service Area walls of the Premises, heating, ventilation and air conditioning to the extent such equipment jointly services both the Premises and any other portions of Tower II, and all wiring, plumbing, pipes, conduits, water, sewage, utility and sprinkler fixtures, equipment, lines and systems within or affecting the Common Area walls between the Premises and the rest of Tower II, and the exterior roof of the Premises.

                                   ARTICLE VII

                              OBLIGATIONS OF TENANT

          7.1 Care of the Premises by Tenant. Tenant shall, at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair. Tenant agrees not to commit or allow any waste to be committed on any portion of the Premises, and at the termination of this Lease to deliver up the Premises to Landlord in as good a condition as at the Commencement Date of the Lease, ordinary wear and tear excepted.

          7.2 Repairs and Alterations by Tenant. covenants and agrees with Landlord, at Tenant's own cost and expense, to repair or replace any damage done to Tower II, adjacent premises, or any part thereof, caused by Tenant or Tenant's agents, employees, invitees, or visitors, and such repairs shall restore Tower II to as good a condition as it was in prior to such damage, and shall be effected in compliance with all applicable laws; provided, however, if Tenant fails to make such repairs or replacements promptly, Landlord may, at its option, make repairs or replacements, and Tenant shall pay the cost thereof to the Landlord on demand. Tenant agrees with Landlord not to make or allow to be made any alterations or additions to the Premises, other than the Improvements, without first obtaining the written consent of Landlord in each such instance, which consent may be given on such conditions as Landlord may elect but which consent shall not be unreasonably withheld. Landlord's approval of any plans, specifications or working drawings for Tenant's alterations shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency or compliance with all laws, rules and regulations of governmental agencies or authorities. Landlord may require Tenant to remove any and all fixtures, equipment and other improvements installed on the Premises. In the event that Landlord so elects, and Tenant fails to remove such improvements, Landlord may remove such improvements at Tenant's cost, and Tenant shall pay Landlord on demand the cost of restoring the Premises to Building Standard.

          7.3 Use of Electrical Services by Tenant. The Premises are designed to provide standard office electrical facilities and standard office lighting. Tenant shall not use any electrical equipment which in Landlord's reasonable opinion will overload the wiring installations or interfere with the reasonable use thereof by Landlord or by other tenants in Tower II Tenant's use of electrical service is generally as set out below:

          (a) Tenant's electrical equipment shall be restricted to that equipment which individually does not have a rated capacity greater than .5 kilowatts per hour and/or require voltage other than 120/208 volts, single phase. Collectively, Tenant's equipment shall not have an electrical design load greater than an average of 2 watts per square foot.

          (b)Tenant's lighting shall not have a design load greater than an average of 2 watts per square foot.

          (c) If Tenant's consumption of electrical services exceeds either the rated capacities and/or design loads as per Subsections 7.3(a) and 7.3(b), or generates heat in excess of that Landlord's air conditioning system is designed to handle, then Tenant shall remove such equipment and or lighting to achieve compliance within ten (10) days after receiving notice from Landlord, or upon receiving Landlord's prior written approval, such equipment and/or lighting may remain in the Premises, subject to the following:

          (i) Tenant shall pay for all costs of installation and maintenance of submeters, wiring, additional air conditioning systems and other items required by Landlord, in Landlord's discretion, to accommodate Tenant's excess design loads and capacities or heat production.

          (ii) Tenant shall pay to Landlord, upon demand, the cost of the excess demand and consumption to electrical service at rates determined by Landlord (which rates shall be in accordance with any applicable laws) as well as all costs of operating additional air conditioning systems deemed necessary by Landlord on account of Tenant's excess consumption.

          (iii) Landlord may, at its option, upon not less than thirty (30) days' prior written notice to Tenant, discontinue the availability of such extraordinary utility service. If Landlord gives any such notice, Tenant will contract directly with such public utility for the supplying of such utility service to the Premises.

          7.4 Building Rules. Tenant will comply with the rules of Tower II and the Real Property adopted and altered by Landlord from time to time and will cause all of its agents, employees, invitees and visitors to do so. All changes to such rules will be sent by Landlord to Tenant in writing with the initial rules being attached hereto as Exhibit "D" and incorporated herein by reference.

                                  ARTICLE VIII

                              DAMAGE OR DESTRUCTION

          8.1 Damages Covered by Insurance. (a) If the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In case Tower II shall be so damaged that substantial alteration or reconstruction of Tower II shall, in Landlord's sole opinion, be required (whether or not the Premises shall have been damaged by such casualty) or in the event any mortgagee of Landlord's should require that the insurance proceeds payable as a result of a casualty be applied to the payment of the mortgage debt then, Landlord may repair and restore the Premises, with rent and other charges payable by Tenant during this period abated or equitably reduced as set forth in Section 8.3, or terminate this Lease as provided in Subsection 8.1(b). If Landlord does not elect to terminate this Lease, then Landlord shall within thirty (30) days after the occurrence of such damage or destruction give notice to Tenant of the date by which Landlord reasonably believes that restoration of the Premises and/or Tower II shall be substantially completed (such date being herein referred to as the "Restoration Date"). If such notice indicates that the Restoration Date shall not be on or before a date which shall be ninety (90) days following the date of such damage or destruction, then, Tenant shall have the right to terminate this Lease by giving notice to Landlord not later than twenty (20) days after receiving such notice, and in the event Tenant gives such notice, this Lease shall be deemed terminated as of the date ten (10) days after Landlord's receipt of Tenant's termination notice as if such date were the expiration date of the Lease; provided, however, that Tenant shall have no right of termination in the event the damage or destruction affects a part of Tower II that does not include the Premises and does not impact Tenant's use of or access to the Premises. If the foregoing proviso does not apply and Tenant has the right to termination but does not elect to terminate this Lease, but Landlord shall thereafter fail to substantially complete the restoration of the Premises and/or Tower II within ninety (90) days following the date of such damage or destruction, then Tenant shall have the right to terminate this Lease by giving written notice to Landlord not later than one hundred (100) days following the date of the damage or destruction and if Landlord shall fail to so complete such restoration within fifteen (15) days following Landlord's receipt of Tenant's termination notice, this Lease shall be deemed terminated as of the date of the casualty as if such date were the expiration date of the Lease. The Premises shall be repaired and restored by Landlord to substantially the same condition in which it was immediately prior to the happening of the casualty, except that Landlord's obligation to pay for such restoration shall not exceed the scope of the work required to be done by Landlord at Landlord's expense in originally constructing Tower II and installing the Improvements. Tenant shall pay to Landlord, on demand, the cost of the reconstruction of all improvements in excess of those Improvements originally installed at Landlord's expense, and Tenant shall be responsible for the restoration of Tenant's furniture, equipment and other personal property.

          (b) Landlord may elect to terminate this Lease pursuant to Subsection
8.1 (a) by giving notice to Tenant of its election to do so within thirty (30) days after such occurrence. If Landlord exercises its right to terminate this Lease, then this Lease shall cease, effective as of the date of such damage or destruction, and all rent and other charges payable by Tenant shall be adjusted as of that date.

          8.2 Damages Not Covered by Insurance. (a) If the Premises shall be at any time damaged or destroyed by a casualty uninsured under the insurance provisions of Article XI, so as to become partially or totally untenantable, then Landlord shall have the right of either (i) repairing and restoring the Premises, with rent and other charges payable by Tenant during this period abated or equitably reduced as set forth in Section 8.3, or (ii) terminating this Lease. Said election shall be made by Landlord within thirty (30) days of Tenant's notice to Landlord of the occurrence of such casualty by giving notice thereof to Tenant within such period.

          (b) If Landlord elects to rebuild and repair the Premises as set forth in Subsection 8.2(a), then Landlord shall within thirty (30) days after the occurrence of such damage or destruction give notice to Tenant of the date by which Landlord reasonably believes that restoration of the Premises and/or Tower II shall be substantially completed (such date being herein referred to as the "Restoration Date"). If such notice indicates that the Restoration Date shall not be on or before a date which shall be ninety (90) days following the date of such damage or destruction, then, Tenant shall have the right to terminate this Lease by giving notice to Landlord not later than twenty (20) days after receiving such notice, and in the event Tenant gives such notice, this Lease shall be deemed terminated as of the date ten (10) days after Landlord's receipt of Tenant's termination notice as if such date were the expiration date of the Lease; provided, however, that Tenant shall have no right of termination in the event the damage or destruction affects a part of Tower II that does not include the Premises and does not impact Tenant's use of or access to the Premises. If the foregoing proviso does not apply and Tenant has the right to termination but does not elect to terminate this Lease, but Landlord shall thereafter fail to substantially complete the restoration of the Premises and/or Tower II within ninety (90) days following the date of such damage or destruction, then Tenant shall have the right to terminate this Lease by giving written notice to Landlord not later than one hundred (100) days following the date of the damage or destruction and if Landlord shall fail to so complete such restoration within fifteen (15) days following Landlord's receipt of Tenant's termination notice, this Lease shall be deemed terminated as of the date of the casualty as if such date were the expiration date of the Lease Landlord shall be required to complete the repair and restoration of Tenant's property to substantially the same condition in which it was immediately prior to the happening of the casualty, except that Landlord's obligation to pay for such restoration shall not exceed the scope of the work required to be done by Landlord at Landlord's expense in originally constructing Tower II and installing the Improvements. Tenant shall pay to Landlord, on demand, the cost of the reconstruction of all improvements in excess of those Improvements originally installed at Landlord's expense, and Tenant shall be responsible for the restoration of Tenant's furniture, equipment and other personal property.

          (c) If Landlord elects to terminate this Lease, then this Lease shall terminate effective as of the date of the occurrence of the casualty and the rent and other charges payable by Tenant shall be adjusted as of the date of such casualty.

          8.3 Abatement or Reduction in Rent. If this Lease is not terminated as set forth in Subsection 8.1(b) or Subsection 8.2(c), then (and as Tenant's sole right against Landlord by reason of such damage or destruction), the annual rent and other charges hereunder shall be abated or equitably reduced during any period in which the Premises are rendered wholly or partially untenantable to the extent such damage or destruction interferes with the operation of Tenant's business in the Premises; provided, however, if the Premises or any other portion of Tower II be damaged by fire or other casualty resulting from the fault or negligence of Tenant or any of Tenant's agents, employees, or invitees, the rent hereunder shall not be diminished during the repair of such damage and Tenant shall be liable to Landlord for the cost of the repair and restoration of Tower II caused thereby to the extent such cost and expense is not covered by insurance proceeds. Such abatement or reduction shall continue for the period commencing with such destruction or damage and ending fifteen (15) days after Landlord completes its repair or restoration as set forth in Subsection 8.1(a) or Subsection 8.2(b), or when Tenant reopens the Premises for business, whichever is earlier. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof, except with respect to the fair diminution of rent during the time and to the extent the Premises are wholly or partially untenantable.

                                   ARTICLE IX

                                  CONDEMNATION

          9.1 Total Taking If the whole of Tower II or the Premises shall be condemned by eminent domain for any public or quasi-public use or purpose or be conveyed in lieu thereof, then the term of this Lease shall terminate as of the date possession shall be taken by the acquiring authority, and all rent and other charges hereunder shall be adjusted as of that date.

          9.2 Partial Taking If twenty percent (20%) or more of Tower II shall be acquired or condemned as aforesaid, and if such partial taking or acquisition renders the Premises unsuitable for the operation of Tenant's business therein, then the term of this Lease shall terminate as of the date possession shall be taken by the acquiring authority, and Base Rental and other charges shall be adjusted as of the date of such termination. In the event of a partial taking or acquisition which is not extensive enough to render Tower II or the Premises unsuitable for such use then Landlord shall, to the extent only of the condemnation proceeds received by Landlord, promptly restore Tower II and Premises to a condition comparable to its condition at the time of such condemnation, less the portion lost in the taking, and this Lease shall continue in full force and effect and the rent shall be reduced in the same proportion that the floor area remaining in the Premises after the taking bears to the floor area in the Premises immediately prior to such taking.

          9.3 Condemnation Award. In the event of any condemnation or conveyance in lieu thereof of the Premises, whether whole or partial, Tenant shall have no claim against Landlord or the condemning authority for the value of the unexpired Lease Term, and Tenant shall not be entitled to any part of the compensation or award, whether paid as compensation for diminution in value to the leasehold or to the fee of the Premises, and Landlord shall receive the full amount thereof, Tenant hereby waiving any right to any part thereof and assigning to Landlord its interest therein; provided, however, (i) Tenant shall have the right to claim and recover from the condemning authority (but not from Landlord) such compensation as may be separately awarded to Tenant in Tenant's own name and right on account of all damage to Tenant's business by reason of the condemnation and any cost which Tenant may incur in removing its personal property from the Premises including the increase, if any, of the lease rate for the new premises over the Base Rental described in Section 5.1, for the duration of the Initial Lease Term or any extension thereof; and (ii) if this Lease is terminated by reason of a condemnation of all or a part of the Premises, Landlord shall pay to Tenant, to the extent of the condemnation award only, Tenant's unamortized cost of installing permanent leasehold improvements (less Landlord's contribution toward the Improvements) in the Premises as disclosed on the books used by Tenant for federal income tax purposes; provided, however, Tenant's rights to recover under this paragraph shall be subordinate to the rights of the holder of the first mortgage on the Premises.

          9.4 Temporary Taking The taking of the Premises or any part of the Premises by public authority shall constitute a taking of the Premises by condemnation only when the use and occupancy by the taking authority is continued for longer than one hundred eighty (180) consecutive days. During the one hundred eighty (180) day period all provisions of this Lease shall remain in full force and effect, except that rent shall be abated or reduced during such period of taking based on the extent to which the taking interferes with Tenant's use of the Premises.

                                    ARTICLE X

                        DEFAULT, TERMINATION AND REMEDIES

          10.1 Events of Default of Tenant. The occurrence of any of the following shall constitute a material "Event of Default" and breach of this Lease by Tenant:

          (a) Any failure by Tenant to pay any installment of rent or other monetary required to be paid hereunder when due, ten (10) business days after written notice thereof from Landlord to Tenant;

          (b) Any failure by Tenant to perform or observe any covenant, condition or agreement to be performed by Tenant under this Lease, other than a failure to pay rent or any other sum when due, where such failure continues for thirty (30) days after written notice from Landlord to Tenant specifying the nature of such breach, or, if such failure cannot be cured within thirty (30) days thereafter, if curative action is not commenced and thereafter prosecuted to completion with due diligence;

          (c) Tenant shall fail to promptly move into and take possession of the Premises when the Premises are ready for occupancy or shall cease to do business in or abandon any substantial portion of the Premises; or

         (d) The occurrence of any of the following:

              (i) All or substantially all of the Tenant's assets being placed in the hands of a receiver or trustee, and such receivership or trusteeship continues for a period of thirty (30) days;

              (ii) Tenant making an assignment for the benefit of creditors, being finally adjudicated a bankrupt, or becoming insolvent in either the equity or bankruptcy sense;

              (iii) Tenant instituting any proceedings under the Bankruptcy Act as the same now exists or under any amendment thereto which may hereafter be enacted, or under any other act relating to the subject of bankruptcy including, but not limited to, any proceeding wherein the Tenant seeks to be adjudicated a bankrupt, or to be discharged of its debts, or to effect a plan of liquidation, composition, extension or reorganization;

              (iv) Any involuntary proceeding being filed against the Tenant under any such Bankruptcy laws and such proceeding not being dismissed within sixty (60) days thereafter; or

              (v) Dispossession of Tenant from the Premises due to attachment, levy, imposition of Federal tax lien or other legal proceedings which cause Tenant to remain out of possession for a continuous period of five (5) or more days.

         In the event any of the above provisions of this Subsection 10.1(d) should occur, then this Lease, and any interest of Tenant in and to the Premises, shall not become an asset in any of such proceedings and, in any such events and in addition to any and all rights or remedies of the Landlord hereunder or by law provided, it shall be lawful for the Landlord to declare the term hereof ended and to reenter the Premises and take possession thereof and remove all persons therefrom, and the Tenant shall have no further claim thereon or hereunder. The provisions of this Article X shall also apply to any guarantor of this Lease.

         10.2 Remedies of Landlord. Without waiving any other remedies, Landlord, upon the occurrence of any Event of Default or breach by Tenant, may, at Landlord's option:

         (a) Continue this Lease in effect without terminating Tenant's right to possession, even though Tenant has breached this Lease and abandoned the Premises, and enforce all of Landlord's rights and remedies under this Lease, including the right to recover, by suit or otherwise, all sums and installments required to be paid in accordance with the provisions of this Lease, or other monetary performance as it becomes due hereunder, or to enforce, by suit or otherwise, any other term or provision hereof on the part of Tenant required to be performed, it being specifically agreed that the aggregate unpaid indebtedness shall bear interest at the maximum rate allowed by law until paid; provided, however, that Landlord may, at any time thereafter, elect to terminate this Lease for such previous breach by notifying Tenant, in writing, that Tenant's right to possession of the Premises has been terminated;

         (b) Immediately terminate Tenant's right to possession of the Premises and Tenant shall quit and surrender possession of the Premises;

         (c) Terminate Tenant's right to possession of the Premises and, without further notice or demand, reenter and take possession and remove Tenant. Tenant hereby waives notice of Landlord's reentry or repossession and Landlord's intent to reenter or take possession, and all claims that may be asserted against Landlord in reentering and taking possession of the Premises as herein provided;

         (d) Landlord may reenter the Premises, eject all persons, and without terminating this Lease, at any time and from time to time, relet the Premises or any part or parts thereof for the account of Tenant or otherwise. Landlord shall receive and collect the rents, applying them first to the payment of such expenses (including attorneys' fees or brokers' commissions or both) as it may have paid or incurred in recovering possession, placing the Premises in good condition, and preparing or altering the Premises for reletting, and then apply them to the fulfillment of Tenant's covenants. Any such reletting may be for the remainder of the Lease Term or for a longer or shorter period. Landlord may execute any lease(s) made under this Article X and shall be entitled to all rents Tom such subleases, licenses, and concessions. Tenant shall nevertheless pay to Landlord, on the due dates specified in this Lease for the payments of rent, the equivalent of all sums required of Tenant under this Lease less the avails of such reletting, if any, after Landlord's expense. Landlord may proceed to collect these sums, or any installment or installments of them, either before or after the expiration of the Lease Term, but the period of limitations shall not begin to run until the due date of the final installment to which Landlord is entitled under the Lease. No reentry by Landlord shall constitute an election to terminate this Lease unless Landlord gives Tenant written notice of Landlord's election to terminate. Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, expel or remove Tenant and any other person who may be occupying said Premises or any part thereof;

         (e) In the event that Tenant vacates or abandons the Premises, Landlord shall have the right to secure the Premises by changing the locks or placing additional locks thereon or by such other action as Landlord shall determine to be reasonable to secure the Premises, and no such action taken to secure the Premises shall be deemed an exclusion of Tenant Mom the Premises, nor shall any such action be deemed to be an election by Landlord to take possession of the Premises and to terminate this Lease; or

         (f) Exercise all other remedies available to Landlord at law or in equity, including, without limitation, injunctive relief of all varieties. All Landlord's remedies shall be cumulative and not exclusive. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an

Event of Default shall not be deemed or construed to constitute a waiver of such default. In addition, the provisions of Article XVIII hereof shall apply with respect to the period from and after the giving of notice of such termination to Tenant.

         10.3 Events of Default of Landlord. Landlord shall be in default hereunder in the event Landlord has not begun and pursued with reasonable diligence the cure of any failure of Landlord to meet its obligations hereunder within thirty (30) days of the receipt by Landlord of written notice From Tenant of the alleged failure to perform. In no event shall Tenant have the right to terminate or rescind this Lease as a result of Landlord's default as to any covenant or agreement contained in this Lease or as a result of the breach of any promise of inducement hereof whether in this Lease or elsewhere. Tenant hereby waives such remedies of termination and recision and hereby agrees that Tenant's remedies for default hereunder and for breach of any promise of inducement shall be limited to a suit for damages and/or injunction. In addition, Tenant hereby covenants that, prior to the exercise of any such remedies, it will give the mortgagees holding mortgages on Tower II notice and a reasonable time to cure any default by Landlord.

          10.4 Personal Liability of Landlord. The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to the interest of Landlord in Tower II and the Real Property and Tenant agrees to look solely to Landlord's interest in Tower II and the Real Property for the recovery of any judgment from the Landlord, it being intended that Landlord shall not be personally liable for any judgment or deficiency.

          10.5 Surrender at End of Term. Upon the expiration of the Initial Lease Term, or any extension thereof, or sooner termination of this Lease, Tenant shall surrender to Landlord the entire Premises, or, if requested by Landlord or the right reserved by Tenant with Landlord's consent, Tenant shall have removed any improvements, personal property and rubble Tom the Premises. If Tenant has left any property belonging to Tenant on the Premises, Landlord shall give Tenant written notice to remove such property, and in the event the property is not removed within ten (10) days after delivery of notice, Landlord may dispose of such property in any manner whatsoever, and Tenant hereby waives any claim Tom the sale thereof.

                                   ARTICLE XI

                                    INSURANCE

          11.1 Property Insurance. Landlord shall maintain fire and extended coverage insurance on Tower n and the Premises and such other insurance as Landlord's mortgagee may require, all in such amounts as Landlord's mortgagees shall require, payable solely to Landlord or the mortgagees of Landlord as their interests shall appear. Tenant shall maintain at its expense, in an amount equal to full replacement cost, fire and extended coverage insurance on all of its personal property, including removable trade fixtures, located in the Premises and in such additional amounts as are required to meet Tenant's obligations pursuant to Section 8.1 hereof. Tenant shall, at Landlord's request from time to time, provide Landlord with current certificates of insurance evidencing Tenant's compliance with this Section 11.1. Tenant shall obtain the agreement of Tenant's insurers to notify Landlord that a policy is due to expire at least thirty (30) days prior to such expiration.

          11.2 Liability Insurance. Tenant and Landlord shall, each at its own expense, maintain a policy or policies of comprehensive general liability insurance with respect to the respective activities of each in Tower II and Real Property with the premiums thereon fully paid on or before due date, issued by and binding upon some insurance company approved by Landlord, such insurance to afford minimum protection of not less than $1,000,000 combined single limit coverage of bodily injury, property damage or combination thereof Landlord shall be listed as an additional insured on Tenant's policy or policies of comprehensive general liability insurance, and Tenant shall provide Landlord with current Certificates of Insurance evidencing Tenant's compliance with this
Section 11.2. Tenant shall obtain this agreement of Tenant's insurers to notify Landlord that a policy is due to expire at least thirty (30) days prior to such expiration. Landlord shall not be required to maintain insurance against thefts within the Premises, Tower II or the Real Property generally.

          11.3 Waiver of Subrogation Rights. Anything in this Lease to the contrary notwithstanding, Landlord and Tenant each hereby waive any and all rights of recovery, claim, action, or cause of action, against the other, its agents, officers, or employees, for any loss or damage that may occur to the Premises, or any improvements thereto, or Tower II of which the Premises are a part, or any improvements thereto, or any personal property of such party therein, by reason of fire, the elements, or any other cause(s) which are insured against under the terms of the standard fire and extended coverage insurance policies referred to in Section 11. I hereof, regardless of cause or origin, including negligence of the other party hereto, its agents, officers, or employees.

                                   ARTICLE XII

                                 PROPERTY TAXES

          12.1 Real Property. shall pay all real property taxes, if any, applicable and levied upon the Premises during this Lease Term and shall be reimbursed therefor by Tenant as provided pursuant to Section 5.2.

          12.2 Personal Property. Tenant shall pay during the pendency of this Lease, and prior to delinquency, all taxes assessed against and levied upon all fixtures, furnishings, equipment and all other property of Tenant contained in the Premises. Tenant and Landlord shall cooperate (at Tenant's expense) in causing said fixtures, famishing, equipment and all other property owned by Tenant but located within the Premises to be assessed and billed separately Tom the Real Property of Landlord.

          (b) If any of Tenant's property shall be assessed with Landlord's Real Property, or if the assessed value of Landlord's property is increased by inclusion of personal property and trade fixtures placed by Tenant in the Premises, Tenant shall pay Landlord the taxes attributable to Tenant within twenty (20) calendar days after Tenant's receipt of a written statement setting forth the taxes applicable to Tenant's property.

          (c) Tenant shall have the right to contest the amount or validity of any property taxes, assessments and governmental charges in whole or in part, by appropriate administrative and legal proceedings, either in its own name, or jointly with Landlord, without any cost or expense to Landlord.

                                  ARTICLE XIII

                MECHANIC'S AND LANDLORD'S LIENS/SECURITY DEPOSIT

          13.1 Mechanic's Lien. Tenant shall not suffer or permit any liens to be enforced against Landlord's reversionary estate in the Premises, nor against Tenant's leasehold interest therein by reason of work, labor, services, or materials supplied or claimed to have been supplied to Tenant or anyone holding the Premises, or any part thereof, through or under Tenant, and Tenant agrees to defend and indemnify Landlord against such liens. If any such lien shall at any time be filed against the Premises, Tenant shall, within thirty (30) days after notice to Tenant of the filing thereof, pay and cause the same to be discharged of record. In the event that Tenant shall not, within thirty (30) days following the imposition of any such lien, cause such lien to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right (but not the obligation) to cause the same to be released by such means as Landlord shall deem proper, including payment of the claim giving rise to such lien. All such amounts paid by Landlord and all expenses incurred by Landlord in connection therewith, including without limitation reasonable attorneys' fees and costs, shall be payable to Landlord by Tenant on demand, with interest at the rate specified in
Section 5.3.

          13.2 Landlord's Lien. Tenant hereby grants to Landlord a lien, an express contract and security interest on all property of tenant now or hereafter placed in or upon the Premises, and also upon all proceeds of any insurance which may accrue to Tenant by reason of damage, destruction, or loss of such property, and such property shall be and remain subject to such lien and security interest of Landlord for payment of all rent and other sums agreed to be paid by Tenant herein. The provisions of this paragraph relating to such lien and security interest shall constitute a security agreement under and subject to the Missouri Uniform Commercial Code so that Landlord shall have and may enforce a security interest on all fixtures, machinery, equipment, furnishings and other property of Tenant now or hereafter placed in or on the Premises, in addition to and cumulative of the Landlord's liens and rights provided by law or by the other terms and provisions of this Lease. All exemption rights or laws available to Tenant with respect to such personal property are expressly waived by Tenant. From time to time throughout the Lease Term, Tenant shall submit to Landlord, within thirty (30) days following a request by Landlord, a written inventory setting forth all of Tenant's furniture, fixtures, equipment and any other personal property of Tenant located in or upon the Premises (including, without limitation, all model and serial numbers of such furniture, fixtures, equipment and other personal property). Tenant agrees to execute as debtor any and all financing statements as Landlord may now or hereafter request. Landlord may at its election at any time file a copy of this Lease as a financing statement. At anytime after a default by Tenant hereunder, Landlord shall be entitled to seize and take possession of any and all personal property owned by Tenant and located in the Premises. If Tenant fails to cure such default within twenty (20) days of the written notice to Tenant of Landlord's intention to sell such property, Landlord shall be entitled to sell such property at public or private sale and upon such terms and conditions as Landlord shall determine. Proceeds Tom sale shall be applied first to the payment of costs and expenses of such sale, next to the payment of any and all sums due to Landlord pursuant to this Lease, and finally, any remaining proceeds shall be paid to Tenant.

          13.3 Security Deposit. Contemporaneously with the execution of this Lease, Tenant shall deposit One Hundred Seven Thousand and No/100 Dollars ($107,000.00) into a Twentieth Century Cash Reserve account in the name of Avax Technologies, Inc. and Tenant shall authorize Landlord's Senior Vice President of Facilities and Real Estate as co-signer with individual authority on such Cash Reserve account ("Security Deposit"). Such Security Deposit shall be security for the performance by Tenant of Tenant's covenants and obligations under this Lease, it being expressly understood that such Security Deposit shall not be considered an advance payment of rental or a measure of Tenant's damages in case of default by Tenant. Landlord may, Mom time to time, without prejudice to any other remedy, withdraw the Security Deposit to the extent necessary to make good any arrearages of rent or to satisfy any other covenant or obligation of Tenant hereunder. Following any such application of the Security Deposit, Tenant shall invest in the Cash Reserve account on Landlord's demand the amount so applied in order to restore the Security Deposit to its original amount. All interest and earnings on the Cash Reserve account shall be payable to Tenant. If Tenant is not in default at the termination of this Lease, the balance of the Security Deposit remaining after any such application may be withdrawn by Tenant and Landlord's Senior Vice President of Facilities and Real Estate shall no longer be authorized on the Cash Reserve account. If Landlord transfers its interest in the Premises during the term of this Lease, Landlord may assign the Security Deposit to the transferee, and an authorized signer of such transferee shall be authorized on the Cash Reserve account in lieu of a representative of Landlord and thereafter Landlord shall have no further liability for the return of such Security Deposit. Notwithstanding the foregoing, Tenant may, at Tenant's option, in lieu of providing the Security Deposit in the form of cash invested in a Twentieth Century Cash Reserve account as described above, provide such Security Deposit in the form of an irrevocable letter of credit in a form satisfactory to Landlord from a commercial bank with a B Rating or better according to Scheshunoff Bank Quarterly or if no longer available, a similar publication satisfactory to Landlord, which will be converted to cash to be retained by Landlord, in the event of a default under this Lease. Such letter of credit may provide for a proportionate reduction in the amount required to be provided by Tenant each year during the Initial Lease Term.

                                   ARTICLE XIV

                        INDEMNIFICATION AND NONLIABILITY

          14.1 Indemnification. Each party ("Indemnitor") agrees to protect, defend, indemnify and save harmless the other party ("Indemnitee") against and From any and all claims by or on behalf of any person, firm, corporation or governmental authority arising Tom the occupation, use, possession, conduct or management of or Tom any work or thing whatsoever done in or on the Premises or Tower II by or under Indemnitor, and will further protect, defend, indemnify and save Indemnitee harmless against and from any and all claims arising during the Initial Lease Term, or any extension thereof, Mom any condition on, within or about the Premises or Tower II or any improvements constructed by Indemnitor, or Tom any accident, injury or damages whatsoever caused to any person, firm or corporation (other than through the negligence or willful conduct of Indemnitee or its agents) occurring during the Initial Lease Term, or any extension thereof, or arising Tom any breach or default on the part of Indemnitor in the performance of any covenant or agreement on the part of Indemnitor to be performed, pursuant to this Lease, or Mom any act or negligence of Indemnitor, or any of its agents, contractors, servants, assignees, subleases, employees or licensees occurring during the Initial Lease

Term, or any extension thereof, in or about the Premises or Tower II, and Tom and against all costs, expenses and liabilities incurred in connection with any such claim, action or proceeding brought thereon, including without limitation, reasonable attorney's fees.

          14.2 Nonliability of Landlord. Landlord shall not be liable for any claims, demands, liabilities, and/or obligations resulting from or arising out of any loss, damage or injury to the property or person of any person whomsoever, at any time occasioned by or arising out of any act or omission of Tenant, or of anyone holding under Tenant, or the occupancy or use of the Premises or any part thereof by or under Tenant.

                                   ARTICLE XV

                            SUBORDINATION: ATTORNMENT

          Tenant accepts this Lease subject and subordinate to any mortgage, deed of trust or other lien presently existing or hereafter arising upon the Premises, upon Tower II or upon the Real Property as a whole, and to any renewals, refinancing and extensions thereof but Tenant agrees that any such mortgagee shall have the right at any time to subordinate such mortgage, deed of trust or other lien to this Lease on such terms and subject to such conditions as such mortgagee may deem appropriate in its discretion. Landlord is hereby irrevocably vested with full power and authority to subordinate this Lease to any mortgage, deed of trust or other lien now existing or hereafter placed upon the Premises, Tower II or the Real Property as a whole, and Tenant agrees upon demand to execute such further instruments subordinating this Lease or attoming to the holder of any such liens as Landlord may request. In the event that Tenant should fail to execute any instrument of subordination herein required to be executed by Tenant promptly as requested, Tenant hereby irrevocably constitutes Landlord as its attorney-in-fact to execute such instrument in Tenant's name, place and stead, it being agreed that such power is one coupled with an interest

                                   ARTICLE XVI

                              ESTOPPEL CERTIFICATE

          Tenant agrees, at any time, and Mom time to time, upon not less than ten (10) days' prior notice by Landlord, to execute, acknowledge and deliver to Landlord, a statement in writing addressed to Landlord or other party designated by Landlord certifying that this Lease is in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the actual commencement and expiration dates of the Lease, stating the dates to which rent, and other charges, if any, have been paid, that the Premises have been completed on or before the date of such certificate and that all conditions precedent to the Lease taking effect have been carried out, that Tenant has accepted possession, that the Lease Term has commenced, Tenant is occupying the Premises and is open for business, and stating whether or not there exists any default by either party in the performance of any covenant, agreement, term, provision or condition contained in this Lease, and, if so, specifying each such default of which the signer may have knowledge and the claims or offsets, if any, claimed by the Tenant, it being intended that any such statement delivered pursuant hereto may be relied upon by Landlord or a purchaser of Landlord's interest and by any mortgagee or prospective mortgagee of any mortgage affecting the Premises.

                                  ARTICLE XVII

                           ASSIGNMENT AND SUBLETTING;
                                SALE OF PREMISES

          17.1 Assignment Subletting (a) Tenant shall not voluntarily, involuntarily, or by operation of law, assign this Lease in whole or in part, nor sublet all or any part of the Premises without following the procedures detailed herein and obtaining the prior written consent of Landlord in each instance, which consent may be granted or withheld in Landlord's sole discretion. The consent by Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent in any subsequent assignment or subletting. The foregoing shall be construed to include a prohibition against any assignment or subletting by operation of law.

          (b) Tenant hereby agrees that, in the event Tenant requests Landlord's consent to any assignment or subletting (in those cases in which Landlord's consent is necessary), Tenant shall make such request by written notice, given at least ten (10) business days prior to the effective date of such proposed assignment or subletting, specifying the name and address of the proposed transferee and the terms of such proposed assignment or subletting.

          (c) Notwithstanding any assignment or sublease, Tenant shall remain fully liable on this Lease and shall not be released from performing any of the terms, covenants and conditions hereof If Tenant is a corporation, any sale, transfer or other disposition of fifty-one percent (51%) or more of the corporate stock shall be deemed to be an assignment. Notwithstanding the foregoing, Tenant may, upon delivery of notice thereof to Landlord but without Landlord's consent, assign this Lease or sublet all or any part of the Premises to any entity in which Tenant owns a majority or controlling interest or to any entity owned or controlled by the same entity as Tenant, or to any entity which acquires (by purchase, merger or otherwise) all or a controlling interest in Tenant; provided Tenant is not in default under the terms, covenants or conditions of the Lease at the time of such assignment or subletting, and provided that such assignee or sublessee does not intend to alter the use being made of the Premises by Tenant and does not violate any exclusive use commitment granted to any third party tenant. With respect to a corporation, "controlling interest" shall mean the right to exercise fifty percent (50%) or more of the voting rights attributable to the shares of such corporation. With respect to a non-corporation, such control shall mean the possession of the power to direct or cause the direction of the management or policies of such affiliate.. Tenant's assignee or sublessee shall be required to assume all of Tenant's obligations under this Lease as to the space assigned or sublet.

          (d) If (i) the Premises are underlet or occupied by anybody other than Tenant and Tenant is in default hereunder, or (ii) this Lease is assigned by Tenant, then Landlord may collect rent Tom the assignee, undertenant or occupant, and apply the net amount collected to the rent herein reserved; but no such collection shall be deemed a waiver of the provision of this Article XVII, or the acceptance of such assignee, subtenant or occupant as Tenant, or a release of Tenant Tom further performance of the covenants herein contained.

          17.2 Sale of Premises by Landlord. Landlord shall have the right to sell, convey, transfer or assign all or any part of its interest in the Real Property and Tower II of which the Premises are a part or its interest in this Lease. In the event of any sale of the Premises by Landlord, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and unaccrued obligations contained in or derived Tom this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale, provided that the purchaser at such sale or any subsequent sale of the Premises, covenants in writing to and with Tenant to caky out any and all of the covenants and obligations of the Landlord under this Lease.

                                  ARTICLE XVIII

                                  HOLDING OVER

          In the event of holding over by Tenant after expiration or other termination of this Lease, or in the event Tenant continues to occupy the Premises after the termination of Tenant's right of possession pursuant to
Article X hereof, Tenant shall, throughout the entire hold over period, pay rent equal on a per diem basis, to one hundred fifty (150%) of the Base Rental which would have been applicable during the last year of the Initial Lease Term, or any extension thereof, had the term of this Lease continued. No holding over by Tenant after the expiration of the term of this Lease shall be construed to extend the term of the Lease.

                                   ARTICLE XIX

                                  FORCE MAJEURE

          In the event either party hereto shall be delayed or hindered in or prevented from the performance of any act required under this Lease by reason of strikes, blackouts, labor troubles, inability to procure materials, failure of power, restrictive governmental law or regulations, riots, insurrection, war, inclement weather, flood or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this Lease, then performance of such act shall be excused for the period of such delay. The provisions of this Article XIX shall not be applicable to delays resulting from the inability of a party to obtain financing or to proceed with its obligations under this Lease because of a lack of funds.

                                   ARTICLE XX

                                     PARKING

          During the term of this Lease, Tenant shall have the non-exclusive use in common with Landlord, other tenants of Tower II, their guests and invitees, of the non-reserved common automobile parking areas, driveways, and footways, subject to rules and regulations for the use thereof as prescribed from time to time by Landlord, and the execution of the Agreement in the form attached hereto as Exhibit "E" and incorporated herein by reference. Landlord reserves the right to designate parking areas within the Real Property or in reasonable proximity thereto, for Tenant and Tenant's agents and employees. All covered parking located within the Real Property is reserved for tenants of Tower II who rent such parking spaces. Tenant shall have the option to lease from Landlord throughout the Initial Lease Term up to nine (9) spaces in such covered parking area, such spaces to be on a first come-first serve basis. In consideration of the leasing to Tenant of such spaces, Tenant shall pay a monthly rental of $45.00 per space throughout the Initial Lease Term, regardless of when the option to lease additional spaces is exercised. Such rental shall be due and payable each month without demand at the time herein set for the payment of monthly Base Rental and Additional Rent, in addition to such other rentals.

                                   ARTICLE XXI

                               GENERAL PROVISIONS

          21 1 Notices. Any notice required or permitted to be given hereunder shall be in writing and may be served personally, by registered or certified mail, postage prepaid and return receipt requested, and by Federal Express or other commonly recognized overnight courier service, to the party to be notified at the address set forth herein or at such other address as either party may from time to time designate in writing.

         If notice is to Landlord, address to:

                  Twentieth Century Realty, Inc.
                  4500 Main, Suite 1600
                  P.O. Box 418210
                  Kansas City, MO 64141 -9210

         If notice is to Tenant, address to:

                  AVAX Technologies, Inc.
                  4520 Main St., Suite
                  Kansas City, MO 64111

         with a copy to:

                  Roberts, Sheridan & Kotel
                  640 Fifth Avenue
                  New York, NY 10019

          Notwithstanding anything to the contrary herein contained, any notices or documents which may be delivered by mail or courier service pursuant to this Section must be deemed received by the other party seventy-two (72) hours after deposit in the mail or with the courier service in the manner specified.

          21.2 Survival of Tenant's Obligations. All obligations of Tenant which by their nature involve performance, in any particular, after the end of the Initial Lease Term, or any extension thereof, or which cannot be ascertained to have been fully performed until after the end of the Initial Lease Term, or any extension thereof, shall survive the expiration or sooner termination of the Initial Lease Term, or any extension thereof

          21 3 Covenants Running with the Land. All of the covenants, agreements, conditions and restrictions set forth in this Lease are intended to be and shall be construed as covenants running with the land, binding upon, inuring to the benefit of and enforceable by the parties hereto and their successors and assigns. Each provision of this Lease to be performed by Tenant shall be deemed both a covenant and a condition.

          21.4 Waivers. No delay or omission by either party hereto in exercising any right or power accruing upon the compliance or failure of performance by the other party hereto under the provisions of this Lease shall impair any such right or power or be construed to be a waiver thereto. A waiver by either party hereto of any of the covenants, conditions or agreements hereof to be performed by the other party shall not be construed as a waiver of any succeeding breach of the same or other covenants, agreements, restrictions and conditions hereof

          21.5 Modifications. Any alteration, change or modification of or to this Lease, in order to become effective, shall be made by written instrument or endorsement hereon and in each such instance executed on behalf of each party hereto.

          21.6 Legal Expenses. In case suit shall be brought because of the breach of any covenant herein contained on the part of Tenant or Landlord to be kept or performed, and a breach shall be established, the prevailing party shall be entitled to recover all expenses incurred therefor, including reasonable attorneys' fees.

          21 7 Broker's Commission. (a) Tenant represents and warrants to Landlord that it has not incurred or caused to be incurred any liability for real estate brokerage commissions or finder's fees in connection with the execution of this Lease for which Landlord may be liable.

          (b) Except as set forth in Subparagraph (c) below, Landlord represents and warrants to Tenant that it has not incurred or caused to be incurred any liability for real estate brokerage commissions or finder's fees in connection with the execution of this Lease for which Tenant may be liable.

          (c) The parties hereto acknowledge that (1) Winbury Realty of K.C., Inc. is the listing agent for the Premises; (2) Winbury Realty of K.C., Inc. and its agents hold real estate licenses in the states of Kansas and Missouri; and
(3) Winbury Realty of K.C., Inc. has negotiated on behalf of Landlord and will receive a fee from Landlord for its services.

          21.8 Authority to Execute. Tenant is a corporation and, therefore, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the board of directors of said corporation, a copy of which shall be delivered to Landlord upon request, in accordance with the bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms. Landlord is a corporation and, therefore, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the board of directors of said corporation, a copy of which will be delivered to Tenant upon request in accordance with the bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

          21.9 Captions. The captions, section numbers and table of contents appearing in this Lease in no way define, limit, construe or describe the scope or intent of such sections or articles of this Lease. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning, and not strictly for nor against either Landlord or Tenant.

          21.10 Cumulative Remedies. No remedy or election of any party shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

          21.11 Time of Performance. Except as expressly otherwise herein provided, with respect to all required acts of Tenant, time is of the essence of this Lease.

          21.12 Severability. If any term or provision of this Lease, or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent pertained by law.

          21.13 Entire Agreement. This Lease contains the entire agreement of the parties hereto with respect to the matters covered hereby, and no other agreement, statement or promise made by either party hereto which is not contained herein shall be binding or valid.

          21.14 Successors in Interest. Each of the covenants, conditions and agreements herein contained shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators, successors, assigns, subleases or any person who may come into possession of the Premises or any part thereof in any manner whatsoever. The breach of any of Tenant's obligations hereunder caused by a subtenant of Tenant shall be deemed a breach by Tenant.

          21.15 Recording Neither party shall record this Lease in its entirety. However, upon the request of either party, the other party shall join in the execution of a memorandum or so-called "short form" of this Lease for the purpose of recordation.

          21.16 Effect of Delivery of This Lease. Landlord has delivered a copy of this Lease subject to review by Landlord's lender or mortgagee and it is expressly contingent upon such lender or mortgagee approving the terms hereof This Lease shall not be effective until an executed copy signed by both Landlord and Tenant, is approved by such lender or mortgagee and delivered to and accepted by Landlord.

          21.17 Choice of Law. This Lease shall be governed by the laws of the State of Missouri.

          IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

ATTEST:                                      TWENTIETH CENTURY REALTY, INC.,
                                             a Missouri Corporation


_________________                            By: ________________________
Secretary                                             Robert M. Bigley
                                                      Senior Vice President -
                                                      Facilities & Real Estate

                                                          "LANDLORD"



ATTEST:                                      AVAX TECHNOLOGIES, INC.,
                                              a Delaware corporation


_________________                            By: ________________________
Secretary                                    (Name) _____________________
                                             (Title) _____________________


                                                          "TENANT"

                                ACKNOWLEDGEMENTS

STATE OF MISSOURI                   )
                                    ) SS
COUNTY OF JACKSON )                 )


         On this __ day of _______, 1996, before me appeared Robert M. Bigley and Wendy B. Welte to me personally known who, being by me duly sworn, did say that they are the Senior Vice President - Facilities & Real Estate and Secretary, respectively, of Twentieth Century Realty, Inc., a Missouri corporation, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed in behalf of said corporation, by authority of its Board of Directors and acknowledged the execution of the same to be the act and deed of said corporation and partnership.


                                                         -----------------------
                                                                   Notary Public
DEBBY L HERMAN
Notary Public- Notary Seal
State of Missouri



STATE OF MISSOURI                   )
                                    ) SS:
COUNTY OF JACKSON                   )


          On this __ day of _________, 1996, before me appeared __________ and ________________ to me personally known who, being by me duly sworn, did say that they are the ___________ and _____________, respectively, of AVAX Technologies, Inc., a corporation of the State of Delaware, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation and that said instrument was signed and sealed in behalf of said corporation, by authority of its Board of Directors, and acknowledged said instrument to be the free act and deed of said corporation.

                                                           ---------------------
                                                                   Notary Public
DEBBY L, HERMAN
Notary Public Notary Seal
State of Missouri

                                   EXHIBIT "A"
                          DESCRIPTION OF REAL PROPERTY

All that part of Lot 1, FOUNTAINVIEW, a subdivision in Kansas City, Jackson County, Missouri, lying Southerly of the following described courses: Commencing at the Northeast comer of said Lot 1; thence South 2 degrees 31 minutes 08 seconds West, along the East line of said Lot 1, being also the West line of Main Street, as now established, 301.14 feet to the point of beginning of the courses to be herein described; thence North 87 degrees 28 minutes 52 seconds West, 22.20 feet, thence South 82 degrees 19 minutes 38 seconds West, 163.96 feet; thence South 76 degrees 19 minutes 38 seconds West, 34.78 feet to a point on the Westerly line of said Lot 1, which is 339.84 feet Southerly of the Northwest comer thereof, measured along said Westerly line and

All that part of Lots 3 and 4 of SOUTHMORELAND TERRACE, a subdivision in Kansas City, Jackson County, Missouri, described as follows: Beginning at a point 33 feet North of the Southeast comer of said Lot 3; thence West at right angles to the West line of Main Street 90.33 feet; thence South and parallel to the West line of Main Street 30 feet; thence Southeasterly along a line which deflects to the left 12 degrees 22 minutes from the last described course 18.68 feet; thence Southeasterly along a line which deflects to the left 20 degrees 25 minutes from the last described course 61.55 feet; thence East at right angles to the West line of Main Street 53 feet; thence North 100 feet to the point of beginning, according to the recorded plat thereof and

That part of Lots 4 and 5, SOUTHMORELAND TERRACE, a subdivision in Kansas City, Jackson County, Missouri, according to the recorded plat thereof, described as beginning in the East line of said Lot 4 at a point 30 feet North of the Southeast comer of said Lot and running thence West and parallel with the South line of said Lot 4, a distance of 81.83 feet; thence South and parallel with the East lines of said Lots 4 and 5, a distance of 70.75 feet of a point 40.75 feet South of the North line and 81.83 feet West of the East line of said Lot 5; thence Southeasterly in a straight line to a point 70 feet South of the North line and 51.50 feet West of the East line of said Lot 5, a distance of 51.50 feet to the East line of Lot 5; and thence North along the East lines of said Lots 5 and 4, a distance of 100 feet to the point of beginning.

                                   EXHIBIT "B"


                       [ILLUSTRATED FLOORPLAN OF PREMISES]

                                   EXHIBIT "C"
                       GENERAL DESCRIPTION OF IMPROVEMENTS

          The purpose of this Exhibit "C" is to set forth how the Tenant Improvements in the Premises are to be constructed, who will undertake the construction for the Tenant Improvements, who will pay for the construction of the Tenant Improvements, the time schedule for completion of the construction of the Tenant Improvements, and a general description of the Improvements.

I. PREPARATION OF PLANS AND DRAWINGS AND PROCEDURES

          Tenant shall arrange for the construction of the Tenant Improvements in accordance with the following schedule:

          (1) SELECTION OF ARCHITECT AND ENGINEER. Tenant shall select an architect ("Architect") and an engineer ("Engineer") familiar with all laws, regulations and building codes applicable to Tower II ("Applicable Law"). The Architect and the Engineer shall be selected by Tenant subject to Landlord's consent, which consent shall not be unreasonably withheld or delayed. Tenant shall continue to submit names to Landlord until the Architect and the Engineer are finally approved by Landlord and written consent has been delivered to and received by Tenant. Landlord hereby approves Rees Architecture as the Architect and the parties agree that no Engineer will be utilized for the Improvements.

          (2) PREPARATION AND APPROVAL OF SPACE PLAN. Tenant shall submit to the Architect all information including occupancy requirements for the Premises ("Information") necessary to enable the Architect to prepare, at Tenant's expense, a space plan showing all demising walls, corridors, entrances, exits, doors, interior partitions, and the locations of all offices, conference rooms, computer rooms, mini-service kitchens, reception area(s), library, file room(s), etc. ("Space Plan"). Such Space Plan may also include other tenant improvements, including, but not limited to, interconnecting stairwells (subject to code), interconnecting risers (with necessary floor penetrations into the riser closets), fire suppressant systems to protect Tenant's computers, telephone or other equipment, dining room(s), lunch room(s), vertical improved mail system
(VIM), furniture systems and any other special facilities incidental to Tenant's operations. Tenant shall cause the Architect to submit to Landlord the Space Plan for Landlord's review and approval. Landlord shall either approve or disapprove the Space Plan within ten (10) days of receipt, for reasonable and material reasons (which shall be limited to the following: (i) adverse effect on the structural integrity of Tower II (ii) possible damage to the Tower II systems, (iii) non-compliance with applicable codes; (iv) adverse affect on the appearance of Tower II [each a "Design Problem"]) and return the Space Plan to Tenant. In the event of a disapproval of the Space Plan, Tenant shall make the changes necessary in order to correct the Design Problem(s) and shall return the Space Plan to Landlord, which Landlord shall approve or disapprove within three
(3) days of receipt. This procedure shall be repeated until the Space Plan is finally approved by Landlord and written approval has been delivered to and received by Tenant.

          (3) PREPARATION AND APPROVAL OF WORKING DRAWINGS. After the final Space Plan approval by Landlord, Tenant shall submit to Landlord drawings and specifications prepared by the Architect, at Tenant's expense ("Working Drawings"), which shall be compatible with the design, construction and equipment of Tower II, comply with all laws, be capable of logical measurement and construction, contain all such information as may be required for the construction of the Tenant Improvements, and contain all partition locations, plumbing locations, air conditioning system and duct work, special air conditioning requirements, reflected ceiling plans, office equipment locations, and special security systems. Landlord shall approve the Working Drawings, or such portion as has from time to time been submitted, or designate by notice given to Tenant the specific changes reasonably required to be made to the Working Drawings in order to correct any Design Problem and shall return the Working Drawings to Tenant within ten (10) days of receipt. In the event of a disapproval of the Working Drawings, Tenant shall make the changes necessary in order to correct any such Design Problem(s) and shall return the Working Drawings to Landlord, which Landlord shall approve or disapprove within three
(3) days of receipt. This procedure shall be repeated until all of the Working Drawings are finally approved by Landlord and written approval has been delivered to and received by Tenant.

II. CONTRACTOR AND REVIEW OF PLANS

          (1) CONTRACTOR. Landlord shall, within fifteen (15) days of receipt of Tenant's Working Drawings ("Final Plans"), provide Tenant an estimate of the cost of constructing the Improvements. Tenant shall pay for the entire cost of the Tenant improvements in excess of the tenant finish allowance ("TFA") as provided in Section 4.1 of the Lease.

          (2) LANDLORD'S REVIEW RESPONSIBILITIES. Tenant agrees and understands that the review of all plans pursuant to this Agreement by Landlord is solely to protect the interests of Landlord in Tower II and the Premises, and Landlord shall not be the guarantor of, nor responsible for, the correctness or accuracy of any such plans or compliance of such plans with Applicable Laws.

III. CONSTRUCTION OF PREMISES

          (1) AMOUNT Landlord shall provide on behalf of Tenant the TFA as set forth in Section 4.1 of the Lease.

          (2) USE. Tenant may use the TFA solely for the purpose of paying for the services provided by the Architect, Contractor and Engineer described above, and the construction of, and the costs of materials used in the construction of, the Tenant Improvements.

          (3) DISBURSEMENT OF TFA. Landlord shall disburse to Tenant, within thirty (30) business days of receipt by Landlord of a written request for payment of fees to the Architect, accompanied by conditional lien releases in connection therewith (and unconditional lien releases with respect to the prior month's payment), payment equal to each request for payment, not to exceed the total TFA to be provided by Landlord. Tenant shall be entitled to submit requests for payments with respect to fees paid to the Architect monthly. Prior to the commencement of construction, Tenant and Landlord shall agree upon a schedule of values for the work similar in form and content to A.I.A. Document No. G702 (Contractor's Application for Payment) itemizing the cost of the work by trade category and specifying the cost of the work as estimated by the Architect. If Landlord serves as the Contractor, Landlord shall pay its subcontractors in full directly until the total TFA is exhausted. Thereafter, Landlord shall continue to pay its subcontractors in full directly but shall submit progress billings to Tenant for the work completed to date based on the schedule of values, and Tenant shall pay such progress billings to Landlord within thirty (30) days of receipt. Landlord shall not have any obligation to disburse any of the TFA at any time while Tenant is in default under the Lease or following any event or occurrence which, with the passage of time or the giving of notice or both, will ripen into or constitute a default under the Lease; provided, however, that if Tenant is granted the right to cure or correct the event or occurrence which, with the passage of time or the giving of notice or both, will ripen into or constitute a default under the Lease, then if Tenant shall so cure or correct such event or occurrence within the time periods provided herein, Tenant shall have the right, following the completion of such cure or correction of such event or occurrence, to again receive disbursements of the TFA as provided herein. In no event shall Landlord be obligated to expend or disburse any amount in excess of the TFA in connection with the work and the construction of the Tenant Improvements.

IV. CHANGE ORDERS

          In the event that Tenant requests any changes in the Final Plans, Landlord shall not unreasonably withhold its consent to any such changes, and shall grant its consent to such changes, provided the changes do not create a Design Problem.

V. INDEMNITY

          Tenant hereby releases and agrees to defend, indemnify and otherwise hold Landlord harmless Tom any and all claims, costs, expenses, losses, damages or liabilities, including reasonable attorneys' fees, arising From design and upon notice Tom Landlord, Tenant will defend Landlord from and against any such claims, costs, expenses, losses, damages or liabilities, using counsel reasonably acceptable to Landlord.

VI. GENERAL DESCRIPTION OF IMPROVEMENTS

          It is hereby agreed that the Landlord shall provide, up to the amount of the TEA, the Tenant Improvements as noted below and per the attached plans labeled as Exhibit "C-l."

          Tenant agrees to pay any additional expense incurred in connection with improving the Premises in excess of the TEA provided by Landlord. The Improvements shall include the following:


         (1) Building standard 2' x 2' ceiling system in all areas.

         (2) Building standard 2' x 4" parabolic light fixtures in all areas at 1:150 sf

         (3) Building standard fire sprinkler system modified as required.

         (4) Building standard mini blinds on all exterior windows.

         (5) Building standard signage at entry door.

         (6) Building standard partitions as shown per Exhibit "C-l.

         (7) (11) Building standard solid core doors, (1) pair French doors at an allowance of $1100 and hardware as shown per Exhibit "C-l."

         (8) Building standard fire speakers, extinguishers, and exit lights per Exhibit "C-l."

         (9) Carpet with rubber base throughout the space at an allowance of S15.50/sy installed. The break/copy/work room will receive VCT. There is 60 lineal feet of carpet border included.

         (10) I wall switch, 10 motion detectors, 2 dedicated outlets, 25 wall duplex outlets and 11 j-boxes for telephone/data per Exhibit "C-l."

         (11) Seven lineal feet of coat closet including rod and shelf per Exhibit "C-l."

         (12) One building standard sink with hot water heater in the breakroom and (1) refrigerator.

         (13) Building standard upper and lower cabinets in the breakroom totaling 13 lineal feet in length. Cabinets to be made of p. lam.

         (14) 105 lineal feet each of crown molding and wood base.

         (15) Allowances of 2000 sf each of wall paints, vinyls and fabrics at typical building standard allowances.

         (16) All clean up, supervision and permit fees required to build standard tenant improvements.

         (17) All walls except those so denoted are estimated to ceiling grid only. No provisions have been made for any rated corridors.

                                 EXHIBIT I'D 11
                              RULES AND REGULATIONS

1. Sidewalks, doorways, vestibules, halls, stairways and similar areas shall not be obstructed nor shall refuse, furniture, boxes or other items be placed therein by Tenant or its officers, agents, servants and employees, or be used for any purpose other than ingress and egress to and from the Premises, or for going from one part of Tower II to another part of Tower
       II. Canvassing, soliciting and peddling in Tower II are prohibited.

2. Plumbing fixtures and appliances shall be used only for the purposes for which constructed, and no unsuitable materials shall be placed therein.

3. No signs, directories, posters, advertisements, or notices shall be painted or affixed on or to any of the windows or doors, or in corridors or other interior or exterior parts of Tower II, except in such color, size, and style, and in such places, as shall be first approved in writing by Landlord in its discretion. One Building Standard suite identification sign will be prepared by Landlord at Landlord's expense. No additional signs shall be posted without Landlords prior written consent as to location and form, and the cost of preparing and posting such sign shall be borne fully by Tenant. Landlord shall have the right to remove all unapproved signs without notice to Tenant, at the expense of Tenant.

4. Tenant shall not do, or permit anything to be done in or about Tower II, or bring or keep anything therein, that will in any way increase the rate of fire or other insurance on Tower II, or on property kept therein or otherwise increase the possibility of fire or other casualty.

5. Landlord shall have the power to prescribe the weight and position of heavy equipment or objects which may overstress any portion of the floor. All damage done to Tower II by the improper placing of such heavy items will be repaired at the sole expense of Tenant.

6. Tenant shall notify the designated Tower II manager when safes or other heavy equipment are to be taken in or out of Tower II, and the moving shall be done after written permission is obtained from Landlord on such conditions as Landlord shall require. Any moving in or moving out of Tenant's equipment, furniture, files and/or fixtures shall be done only with prior written notice to Landlord, and Landlord shall be entitled to prescribe the hours of such activity, the elevators which shall be available for such activity and shall, in addition, be entitled to place such other conditions upon Tenant's moving activities as the Landlord deems appropriate. Tenant shall bear all risk of loss relating to damage incurred with respect to Tenant's property in the process of such a move and, in addition, shall indemnify and hold Landlord harmless as to all losses, damages, claims, causes of action, costs and/or expenses relating to personal injury or property damage sustained by Landlord or any third party on account of Tenant's moving activity.

7.     Corridor doors, when not in use, shall be kept closed.

8. All deliveries must be made via the service entrance and elevators, designated by Landlord for services, if any, during Normal Business Hours. Landlord's written approval must be obtained for any delivery after Normal Business Hours.

9. Tenant shall cooperate with Landlord's employees in keeping the Premises neat and clean.

10. Tenant shall not cause or permit any improper noises in Tower II or allow any unpleasant odors to emanate from the Premises, or otherwise interfere, injure or annoy in any way other tenants, or persons having business with them.

11.    No animals shall be brought into or kept in or about Tower 11.

12. No boxes, crates or other such material shall be stored in hallways or other Common Areas. When Tenant must dispose of crates, boxes, etc. it is the responsibility of Tenant to dispose of them prior to or after the hours of 7:30 a.m. and 5:30 p.m., so as to avoid having such debris visible in the Common Areas during Normal Business Hours.

13. No machinery of any kind, other than ordinary office machines such as typewriters and calculators, shall be operated on the Premises without the prior written consent of Landlord, nor shall Tenant use or keep in Tower II any inflammable or explosive fluid or substance (including Christmas trees and ornaments), or any illuminating materials, except candles. No space heaters or fans shall be operated in Tower II.

14.    No bicycles, motorcycles or similar vehicles will be allowed in Tower II.

15. No nails, hooks or screws shall be driven into or inserted in any part of Tower 11 except as approved by Tower II maintenance personnel. Nothing shall be affixed to, or be made to hang Tom the ceiling of the Premises without Landlord's prior written consent.

16. Landlord has the right to evacuate Tower II in the event of an emergency or catastrophe.

17. No food and/or beverages shall be distributed Mom Tenant's office without approval of the designated Tower II manager.

18. No additional locks shall be placed upon any doors without the prior written consent of Landlord. All keys reasonably necessary in number shall be furnished by Landlord, and the same shall be surrendered upon termination of this Lease, and Tenant shall then give Landlord or its agent an explanation of the combination of all locks on the doors or vaults. No duplicates of any keys given Tenant by Landlord shall be made by Tenant. Additional keys shall be obtained only Tom Landlord, at a fee to be determined by Landlord.

19. Tenant will not locate furnishings or cabinets adjacent to mechanical or electrical access panels so as to prevent operating personnel Mom servicing such units as routine or emergency access may require. The cost of moving such furnishings for Landlord's access will be for Tenant's account. The lighting and air conditioning equipment of Tower n will remain the exclusive charge of Tower n designated personnel.

20.    No portion of Tower II shall be used for the purpose of lodging rooms

21. Vending machines or dispensing machines of any kind will not be placed in the Premises by Tenant without the consent of Landlord.

22. Prior written approval, which shall be at Landlord's sole discretion, must be obtained for installation of window shades, blinds, drapes, or any other window treatment of any kind whatsoever. The color and fabric of the lining of all drapes, or if unlined, the draperies themselves, which Tenant desires to place on exterior windows or openings of Tower II, must be approved by Landlord prior to their installation so that a uniform color and appearance may be preserved Tom the exterior of Tower
       II. Landlord will control all internal lighting that may be visible from the exterior of Tower II and shall have the right to change any unapproved lighting, without notice to Tenant, at Tenant's expense.

23. Changes or alterations to any portion of Tower II or Premises for which Tenant has received Landlords prior written approval, shall be done by Landlord or by contractors and/or workmen approved by Landlord, working under Landlords supervision.

24. Tenant shall provide plexiglass or other pads for all chairs mounted on rollers or casters.

25. Landlord agrees to furnish a directory of the names and locations of the tenants and to install and maintain the same at a convenient location in the lobby of Tower II. The initial listings of the name and suite number of Tenant shall be furnished without charge. Any changes or revisions of listings shall be made by Landlord at the cost of Tenant except where Tenant is leasing additional space, in which event the listing shall be furnished by Landlord at Landlord's cost.

26. Landlord reserves the right to rescind any of these rules and make such other and further rules and regulations as in its reasonable judgment shall Mom time to time be necessary for the operation of Tower II, which rules shall be binding upon Tenant upon delivery to Tenant of notice thereof in writing.

                                   Exhibit "E"
                         PARKING SPACE RENTAL AGREEMENT

        This Agreement is made and entered into by and between Twentieth Century Realty, Inc. a Missouri corporation ("Landlord") and AVAX Technologies, Inc., a Delaware corporation ("Tenant").

RECITALS:

        A. Landlord is "Landlord" and Tenant is "Tenant" under that certain Lease Agreement ("Lease") dated . 1996, wherein Tenant leased Tom Landlord certain Premises ("Premises") located in Landlord's office building known as Twentieth Century Tower 11 ("Tower II") at 4520 Main, Kansas City, Missouri.

         B. Landlord desires to grant and Tenant desires to acquire the right to use certain of Tower II's parking spaces, which spaces are located inside Tower lI's parking garage ("Garage"), all upon the terms and conditions set forth below.

         NOW THEREFORE, for and in consideration of Ten and no/100 Dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Landlord hereby grants Tenant a license to use up to nine (9) parking spaces ("Parking Spaces") throughout the Initial Lease Term for the purpose of parking motor vehicles for a term commencing upon the Commencement Date and terminating upon the termination of the Lease for whatever reason The location of all Parking Spaces shall vary dependent upon which of the non-reserved spaces in the Garage are occupied or vacant from time to time. Tenant hereby agrees to pay a rental fee of Forty-five and no/100 Dollars ($45.00) per month for each of the Parking Spaces, regardless of when the option to license each space is exercised, which fee shall be payable monthly in advance on or before the first day of each month throughout the Initial Lease Term. Such fees shall be adjusted to the then prevailing market rental rate by Landlord in the event Tenant exercises any option it might have to renew the Lease

         2. Landlord hereby agrees to provide, in common to all tenants of Tower n, not less than seventy-five (75) parking spaces on the Real Property for guest, invitee and visitor parking.

         3. All motor vehicles (including all contents thereof) shall be parked in all Parking Spaces hereunder at the sole risk of Tenant, its employees, agents, invitees and licensees, it being expressly agreed and understood that Landlord has no duty to insure any of said motor vehicles (including the contents thereof), and that Landlord is not responsible for the protection and or security of such vehicles.

                  Landlord shall have no liability whatsoever for any property damage and/or personal injury which might occur as a result of or in connection with the parking of said motor vehicles in any of the Parking Spaces, and Tenant hereby agrees to indemnify and hold Landlord harmless Tom and against any and all costs, claims, expenses, and or causes of action (including reasonable attorney's fees) which Landlord may incur in connection with or arising out of Tenant's use of the Parking Spaces pursuant to this Agreement.

         4. It is further agreed that this Agreement shall not be deemed to create a bailment between the parties hereto, it being expressly agreed and understood that the only relationship created between Landlord and Tenant hereby is that of licensor and licensee, respectively.

         5. In its use of the Parking Spaces, Tenant shall follow all of the rules of Tower II applicable thereto, as the same may be amended from time to time. Upon the occurrence of any breach of any such rules, failure to make rental payments due hereunder or default by Tenant under the Lease or under this Agreement, Landlord shall be entitled to immediately terminate this Lease Agreement, in which event the Tenant's right to utilize any and all of the Parking Spaces leased hereunder shall thereupon cease.

         6. In the event of substantial casualty damage to the Garage, this Agreement shall terminate upon and as of the date of such casualty. If the Garage or the Real Property upon which the Garage is situated is taken by governmental or quasi-governmental action or sale in lieu thereof, this Agreement shall terminate as of the date of such taking or sale.

         7. Landlord shall issue Tenant up to nine (9) security access cards to the Garage, depending upon how many Parking Spaces are licensed to Tenant Mom time to time. Landlord shall further issue Tenant a number of color decals equal to the total number of the Parking Spaces being leased by Tenant, and only those automobiles which have a decal affixed shall be entitled to park in the Parking Spaces. Landlord reserves the right, Mom time to time, to issue a new color decal for automobiles leasing the Parking Spaces, to ensure that only those parties leasing Parking Spaces are utilizing such spaces.

         8. To further ensure that only those parties leasing Parking Spaces are utilizing such Parking Spaces, Tenant shall provide Landlord with a complete list of the names of all of the Tenant's employees issued security access cards, which list shall contain the corresponding license plate numbers of those automobiles owned, leased or used by each of said employees. Such list shall be updated by Tenant periodically, as necessary, and shall contain a specific designation as to which automobiles of which employees have been issued decals for Parking Spaces. In the event any automobile not designated on the above list as having been issued a decal entitling it to use Parking Spaces is found parked in any of the Parking

                  Spaces, or if Tenant, its agents or employees, park on portions of the Common Area other than those assigned to Tenant, Landlord shall be entitled and is hereby authorized to have said vehicle towed away at Tenants full risk and expense, and Landlord is further authorized to impose upon Tenant a penalty of twenty-five and no/100 Dollars ($25.00) for each such occurrence. Tenant hereby agrees to pay all amounts falling due hereunder upon demand therefor, and the failure to pay any such amount shall additionally be deemed an Event of Default under the Lease, entitling Landlord to all of its rights and remedies thereunder.


EXECUTED as of the                   day of                     . 1996.


                         LANDLORD:


                         TWENTIETH CENTURY REALTY, INC.,
                         a Missouri corporation


                         By: _________________________
                         Robert M. Bigley
                         Senior Vice President -
                         Facilities & Real Estate



                        TENANT:


                        AVAX TECHNOLOGIES, INC.,
                        a Delaware corporation


                        By:     __________________________
                        Name: __________________________
                        Title: __________________________

                       FIRST AMENDMENT TO LEASE AGREEMENT


         This First Amendment to Lease Agreement ("First Amendment") effective this ____ day of December, 1997, is entered into by and between AMERICAN CENTURY REALTY, INC. (formerly known as Twentieth Century Realty, Inc.)
("Landlord") and AVAX TECHNOLOGIES, INC. ("Tenant").

                                    RECITALS

         WHEREAS, Landlord and Tenant previously have entered into a Lease Agreement ("Lease") dated as of August 23, 1996, wherein Landlord leased to Tenant approximately 2,809 square feet of Net Rentable Area in that certain office building known as American Century Tower II located at 4520 Main Street, Kansas City, Missouri; and

         WHEREAS, Landlord and Tenant now desire to amend the Lease to add an additional 1,327 square feet to the Net Rentable Area as more particularly described below.

         NOW THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Section 1.1 is hereby modified by deleting the first sentence and replacing it with the following sentence:

         "1.1 Lease Premises. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, that portion of Tower II consisting of approximately 4,136 square feet of Net Rentable Area as delineated on the floor plan attached hereto as Exhibit "B-1" and incorporated herein by reference ("Premises")."

         2. Section 5.1 is hereby modified by deleting the first paragraph and replacing it with the following paragraph:

         "5.1 Base Rental. Subject to the adjustments to Net Rentable Area set forth in Section 1.1(b) and the limitations to such adjustments set forth therein, Tenant agrees to pay to Landlord during the Initial Lease Term, without prior demand therefore and without any offset or deduction whatsoever, the monthly rent set forth below, as adjusted under Section 5.2 hereof ("Base Rental"):

                                                             Rent per
         Monthly Rent     Square Feet      Square Foot       Time Period
         ------------     -----------      -----------       -----------
               0             2809               0            9/23/96-12/22/96
           $5,383.91         2809             $23.00         12/23/96-9/22/99
           $2,709.29         1327             $24.50         12/1/97-9/22/99"

         The following new sentence is added to the end of the second paragraph of Section 5.1:

         "Beginning December 1, 1997 through and including September 22, 1999, Base Rental for the 1,327 square feet of Net Rentable Area described in the dark gray cross-hatched area on Exhibit B-1 shall be $24.50 per square foot of Net Rentable Area."

         3. The following new Section 22 shall be added to the Lease:

         "22. Second Security Deposit. Contemporaneously with the execution of this First Amendment, Tenant shall deposit Sixty Six Thousand and No/100 Dollars ($66,000.00) into an American Century-Benham Cash Reserve account in the name of Avax Technologies, Inc. and Tenant shall authorize Landlord's Senior Vice President of Facilities and Real Estate as co-signer with individual authority on such Cash Reserve account ("Second Security Deposit"). Such Second Security Deposit shall be in addition to the Security Deposit described in Section 13.3 of the Lease and shall be additional security for the performance by Tenant of Tenant's covenants and obligations under this Lease, as amended, it being expressly understood that such Second Security Deposit shall not be considered an advance payment of rental or a measure of Tenant's damages in case of default by Tenant. Landlord may, from time to time, without prejudice to any other remedy, withdraw the Second Security Deposit to the extent necessary to make good any arrearages of rent or to satisfy any other covenant or obligation of Tenant hereunder. Following any such application of the Second Security Deposit, Tenant shall invest in the Cash Reserve account on Landlord's demand the amount so applied in order to restore the Second Security Deposit to its original amount. All interest and earnings on the Cash Reserve account shall be payable to Tenant. At the end of each quarter of each calendar year during the Initial Lease Term, Tenant has the right to withdraw from the Second Security Deposit in the Cash Reserve account; provided, however, at all times, the amount invested in such Cash Reserve account shall be equal to the Base Rental remaining due under the Initial Lease Term on the 1,327 square feet added under this First Amendment. If Tenant is not in default at the termination of this Lease, the balance of the Second Security Deposit remaining after any such application may be withdrawn by Tenant and Landlord's Senior Vice President of Facilities and Real Estate shall no longer be authorized on the Cash Reserve account. If Landlord transfers its interest in the Premises during the term of this Lease, Landlord may assign the Second Security Deposit to the transferee, and an authorized signer of such transferee shall be authorized on the Cash Reserve account in lieu of a representative of Landlord and thereafter Landlord shall have no further liability for the return of such Second Security Deposit. Notwithstanding the foregoing, Tenant may, at Tenant's option, in lieu of providing the Second Security Deposit in the form of cash invested in an American Century-Benham Cash Reserve account as described above, provide such Second Security Deposit in the form of an irrevocable letter of credit in a form satisfactory to Landlord from a commercial bank with a B Rating or better according to Scheshunoff Bank Quarterly or if no longer available, a similar publication satisfactory to Landlord, which will be converted to cash to be retained by Landlord, in the event of a default under this Lease, as amended. Such letter of credit may provide for a reduction at the end of each quarter of each calendar year during the Initial Lease Term from the amount required to be provided by Tenant following the effective date of this First Amendment; provided, however, at all times, the amount provided under such letter of credit shall be equal to the Base Rental remaining due under the Initial Lease Term on the 1,327 square feet added under this First Amendment."

         4. Article XX is hereby amended by deleting the fourth sentence and replacing it with the following sentence:

         "Tenant shall have the option to lease from Landlord throughout the Initial Lease Term up to thirteen (13) spaces in such covered parking area, such spaces to be on a first come-first serve basis."

         5. Except as expressly modified by this First Amendment, Landlord and Tenant agree that the Lease shall remain in full force and effect in accordance with its terms, and that all terms used herein shall have the same meaning ascribed to them as in the Lease.

                                       LANDLORD:

                                       AMERICAN CENTURY REALTY, INC.,
                                       a Missouri corporation
ATTEST:


____________________________________   By: _______________________________
             Secretary                        Robert M. Bigley
                                              Senior Vice President -
                                              Facilities & Real Estate

                                       TENANT:

                                       AVAX TECHNOLOGIES, INC.,
                                       a Delaware corporation
ATTEST:


____________________________________   By:________________________________
             Secretary                 Name:______________________________
                                       Title:_____________________________


                                       3